DEF 14A

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the [_]

Registrant

Check the appropriate box:

[_]       Preliminary Proxy Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]       Definitive Proxy Statement

[_]       Definitive Additional Materials

[_]       Soliciting Materials under Rule 14a-12

BNY Mellon Advantage Funds, Inc.
BNY Mellon Appreciation Fund, Inc.
BNY Mellon Index Funds, Inc.
BNY Mellon Investment Funds V, Inc.
BNY Mellon Investment Funds VI
BNY Mellon Midcap Index Fund, Inc
BNY Mellon New Jersey Municipal Bond Fund, Inc.
BNY Mellon New York AMT-Free Municipal Bond Fund
BNY Mellon Opportunistic Municipal Securities Fund
BNY Mellon Research Growth Fund, Inc.
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund
BNY Mellon Worldwide Growth Fund, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Money Market Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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[_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

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[_]       Fee paid previously with preliminary materials.

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE BNY MELLON FAMILY OF FUNDS

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.bnymellonim.com/us

August 14, 2023

Dear Shareholder:

Your fund(s) and certain other funds in the BNY Mellon Family of Funds will hold special shareholder meetings on October 12, 2023 in a virtual meeting format only. Shareholders of each of these funds will be asked to elect Board members of their funds. All but one of the nominees are current Board members of some or all of these funds. The election of additional Board members to your fund is being proposed primarily to consolidate the Boards of these funds. Consolidating the Boards of the funds may provide certain administrative efficiencies and potential future cost savings for the funds. The enclosed combined proxy statement describes the nominees' qualifications and each of their respective current roles overseeing funds in the BNY Mellon Family of Funds. Please take the time to read the enclosed materials.

Since the proposal to elect Board members is common to these funds, we have combined the proxy statement to save on fund expenses. If you own shares of more than one of these funds, the combined proxy statement also may save you the time of reading more than one document before you vote. If you own shares of more than one of these funds on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one proxy card for each fund in which you own shares.

Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to attend the meeting in person, but you may attend the meeting virtually and vote over the Internet during the meeting.

The meeting will be conducted over the Internet in a virtual meeting format only. However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Shareholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card(s). These voting methods will save the funds money because they would not have to pay for return-mail postage. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the combined proxy statement before you vote.

Your vote is very important to us. If you have any questions before you vote, please call the Funds' proxy solicitor, Equiniti Fund Solutions, LLC, at (866) 796-7181. Thank you for your response and for your continued investment with the BNY Mellon Family of Funds.

Sincerely, /s/ David DiPetrillo
David DiPetrillo President The BNY Mellon Family of Funds

BNY MELLON ADVANTAGE FUNDS, INC.*

BNY MELLON APPRECIATION FUND, INC.

BNY MELLON INDEX FUNDS, INC.*

BNY MELLON INVESTMENT FUNDS V, INC.*

BNY MELLON INVESTMENT FUNDS VI*

BNY MELLON MIDCAP INDEX FUND, INC.

BNY MELLON NEW JERSEY MUNICIPAL BOND FUND, INC.

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND

BNY MELLON OPPORTUNISTIC MUNICIPAL SECURITIES FUND

BNY MELLON RESEARCH GROWTH FUND, INC.

BNY MELLON STOCK INDEX FUND, INC.

BNY MELLON VARIABLE INVESTMENT FUND*

BNY MELLON WORLDWIDE GROWTH FUND, INC.

GENERAL MONEY MARKET FUND, INC. *

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.*

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND*

Notice of Special Meeting of Shareholders

To the Shareholders:

A Special Meeting of Shareholders (each, a "Meeting") of each fund in the BNY Mellon Family of Funds listed above (each, a "Fund") will be held over the Internet in a virtual meeting format only on Thursday, October 12, 2023 at the time set forth on Schedule 1 to the Funds' combined proxy statement. The Meeting is being held for the following purposes:

1.	To elect Board members to hold office until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person, but you may participate over the Internet as described below. However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.

Shareholders of record as of the close of business on August 14, 2023 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@equiniti.com. Please include your full name, address, your control number found on your enclosed proxy card, your intent to attend the virtual Meeting and "[Name of Fund]" in the subject line. The Meeting will begin promptly at the time set forth on Schedule 1 to the Funds' combined proxy statement, on Thursday, October 12, 2023. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@equiniti.com. You may also forward proof of ownership from your intermediary to attendameeting@equiniti.com. Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Monday, October 9, 2023. You will receive a confirmation email from attendameeting@equiniti.com of your registration and control number that will allow you to vote over the Internet during the Meeting.

If you have any questions after considering the enclosed materials, please call the Funds' proxy solicitor, Equiniti Fund Solutions, LLC, at (866) 796-7181.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Boards
/s/ James Bitetto
James Bitetto
Secretary
New York, New York
August 14, 2023

________________________________________

* The Fund is an investment company comprised of separate "series", each of which may be deemed a Fund, as applicable, in the combined proxy statement. For a list of the series, see Schedule 1 to the Funds' combined proxy statement.

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

BNY MELLON ADVANTAGE FUNDS, INC.

BNY MELLON APPRECIATION FUND, INC.

BNY MELLON INDEX FUNDS, INC.

BNY MELLON INVESTMENT FUNDS V, INC.

BNY MELLON INVESTMENT FUNDS VI

BNY MELLON MIDCAP INDEX FUND, INC.

BNY MELLON NEW JERSEY MUNICIPAL BOND FUND, INC.

BNY MELLON NEW YORK AMT-FREE MUNICIPAL BOND FUND

BNY MELLON OPPORTUNISTIC MUNICIPAL SECURITIES FUND

BNY MELLON RESEARCH GROWTH FUND, INC.

BNY MELLON STOCK INDEX FUND, INC.

BNY MELLON VARIABLE INVESTMENT FUND

BNY MELLON WORLDWIDE GROWTH FUND, INC.

GENERAL MONEY MARKET FUND, INC.

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

COMBINED PROXY STATEMENT
Special Meeting of Shareholders to be held on Thursday, October 12, 2023

This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors/Trustees (the "Board") of each of BNY Mellon Advantage Funds, Inc. ("BNYMAD"), BNY Mellon Appreciation Fund, Inc. ("BNYMAF"), BNY Mellon Index Funds, Inc. ("BNYMIF"), BNY Mellon Investment Funds V, Inc. ("BNYMIF V"), BNY Mellon Investment Funds VI ("BNYMIF VI"), BNY Mellon Midcap Index Fund, Inc. ("BNYMMIF"), BNY Mellon New Jersey Municipal Bond Fund, Inc. ("BNYMNJMBF"), BNY Mellon New York AMT-Free Municipal Bond Fund ("BNYMNYAFMBF"), BNY Mellon Opportunistic Municipal Securities Fund ("BNYMOMSF"), BNY Mellon Research Growth Fund, Inc. ("BNYMRGF"), BNY Mellon Stock Index Fund, Inc. ("BNYMSIF"), BNY Mellon Variable Investment Fund ("BNYMVIF"), BNY Mellon Worldwide Growth Fund, Inc. ("BNYMWGF"), General Money Market Fund, Inc. ("GMMF"), General Municipal Money Market Funds, Inc. ("GMMMF") and General New York Municipal Money Market Fund ("GNYMMMF") (each, a "Fund" and, collectively, the "Funds") to be used at a Special Meeting of Shareholders (each, a "Meeting") of each Fund to be held on Thursday, October 12, 2023 at the time set forth on Schedule 1 to this combined proxy statement, over the Internet in a virtual meeting format only, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record as of the close of business on August 14, 2023 are entitled to receive notice of and to vote over the Internet during the Meeting with respect to their Fund(s). Shareholders will not be able to attend the Meeting in person, but may participate over the Internet as described in the Notice of Special Meeting of Shareholders.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders can vote only on matters affecting the Fund(s) in which they hold shares. Shareholders of each Fund will vote as a single class (which includes all series and classes of shares of a Fund) and will vote separately from the shareholders of each other Fund on the election of Board members. If a proposal is approved by shareholders of one Fund and not approved by shareholders of another Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that shareholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or over the Internet. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" a proposal . If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by mailing a duly executed proxy card bearing a later date, by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website. To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided. In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.

Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 2 to this combined proxy statement.

It is estimated that proxy materials will be mailed to shareholders of record on or about August 28, 2023. To reduce expenses, only one copy of this combined proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request.

The principal executive office of each Fund is located at 240 Greenwich Street, 18th Floor, New York, New York 10286. Copies of each Fund's most recent Annual Report to Shareholders and, if applicable, Semi-Annual Report to Shareholders, are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.im.bnymellon.com or calling toll-free 1-800-373-9387.

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS

THIS COMBINED PROXY STATEMENT AND COPIES OF THE FUND'S MOST RECENT

ANNUAL REPORT TO SHAREHOLDERS AND, IF APPLICABLE, SEMI-ANNUAL Report TO SHAREHOLDERS ARE AVAILABLE AT

HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP

PROPOSAL: ELECTION OF Board Members

The Nominees. It is proposed that shareholders of each Fund consider the election of the individuals listed below (the "Nominees") as Board members of their Fund as indicated. The Nominees were selected and nominated by those members of the present Boards of the relevant Funds who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds ("Independent Board Members"). The Nominees, except Michael D. DiLecce, currently serve as Board members of some or all of the Funds. Mr. DiLecce currently serves as an Advisory Board member of some of the Funds. Some Board members of certain Funds (Joseph S. DiMartino and Peggy C. Davis with respect to each Fund) were previously elected by shareholders and need not be re-elected to the Board of those Funds ("Continuing Board Members" of such Funds). The election of additional Board members to the Boards of the Funds is being proposed primarily to consolidate the Boards of the Funds. Consolidating the Boards of the Funds may provide certain administrative efficiencies and potential future cost savings for the Funds. Each Nominee has consented to being named in this combined proxy statement and has agreed to serve as a Board member of the indicated Funds if elected. All of the Nominees and Continuing Board Members are Independent Board Members.

With respect to BNYMAD, BNYMIF, BNYMIF V, BNYMIF VI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF and BNYMVIF, the Nominees for election as Board members of these Funds are: Francine J. Bovich, Michael D. DiLecce, Gina D. France, Joan L. Gulley, and Nathan Leventhal. Mses. France and Gulley currently are Board members of these Funds, but have not been previously elected by shareholders of the Funds.

With respect to BNYMAF, BNYMNYAFMBF, BNYMOMSF, BNYMWGF, GMMF, GMMMF and GNYMMMF, the Nominees for election as Board members of these Funds are: Francine J. Bovich, Michael D. DiLecce, Gina D. France, Joan L. Gulley, and Robin A. Melvin. Mses. Bovich and Melvin currently are Board members of these Funds, but have not been previously elected by shareholders of the Funds.

The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. Each Nominee elected will serve as an Independent Board Member of the consolidated Boards of the Funds commencing, subject to the discretion of the Board, on or about January 1, 2024, and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the Boards reserve the right to substitute another person or persons of their choice as nominee or nominees.

Board's Oversight Role in Management. Each Board's role in management of the respective Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily BNY Mellon Investment Adviser, Inc., each Fund's investment adviser (the "Investment Adviser" or "BNY Mellon Adviser"), and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel. Each Board's audit committee (which consists of all of the Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, each Board also receives informational reports from counsel to each Fund and each Board's independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund's Board Members be Independent Board Members and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of each Fund's Board Members must be Independent Board Members, and for certain important matters, such as the approval of each Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, all of each Fund's Board Members, including the Chairman of the Board, are Independent Board Members. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) each Board's oversight role in management of each Fund.

Information About Each Nominee's and Continuing Board Member's Experience, Qualifications, Attributes or Skills. Nominees for Board Member of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 240 Greenwich Street, New York, New York 10286. Specific information about the Continuing Board Members of each Fund, information on each Nominee's and Continuing Board Member's ownership of Fund shares, and other relevant information is set forth on Exhibit A to this combined proxy statement.

Nominees for all Funds

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Francine J. Bovich (1951) Board Member BNYMAF (2012) BNYMNYAFMBF (2012) BNYMOMSF (2012) BNYMWGF (2012) GMMF (2012) GMMMF (2012) GNYMMMF (2012)	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)

Nominees for all Funds

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Michael D. DiLecce (1962) Advisory Board Member BNYMAD (2022) BNYMIF (2022) BNYMIF V (2022) BNYMIF VI (2022) BNYMMIF (2022) BNYMNJMBF (2022) BNYMRGF (2022) BNYMSIF (2022) BNYMVIF (2022)	Retired since July 2022; Global Asset Management Assurance Leader, Ernst & Young LLP (2015 – 2022); Americas Regional Talent Managing Partner for Ernst & Young's Financial Service Practice (2017 – 2021); Partner, Ernst & Young LLP (1997 – 2022)	N/A

Gina D. France (1958) Board Member BNYMAD (2019) BNYMIF (2019) BNYMIF V (2019) BNYMIF VI (2019) BNYMMIF (2019) BNYMNJMBF (2019) BNYMRGF (2019) BNYMSIF (2019) BNYMVIF (2019)	France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003 – Present)

Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – May 2023)

CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

Joan L. Gulley (1947) Board Member BNYMAD (2017) BNYMIF (2017) BNYMIF V (2017) BNYMIF VI (2017) BNYMMIF (2017) BNYMNJMBF (2017) BNYMRGF (2017) BNYMSIF (2017) BNYMVIF (2017)

Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)

Orchard Island Club, golf and beach club, Governor (2016 – Present) and President (February 2023 – Present)

N/A

Additional Nominee for BNYMAD, BNYMIF, BNYMIF V, BNYMIF VI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF and BNYMVIF

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Nathan Leventhal (1943) Board Member BNYMAF (1989) BNYMNYAFMBF (1989) BNYMOMSF (1989) BNYMWGF (1989) GMMF (1989) GMMMF (1989) GNYMMMF (1989)	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)

Additional Nominee for BNYMAF, BNYMNYAFMBF, BNYMOMSF, BNYMWGF, GMMF, GMMMF and GNYMMMF

Name (Year of Birth) of Nominee Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Robin A. Melvin (1963)

Board Member

BNYMAD (2012)

BNYMAF (2012)

BNYMIF (2012)

BNYMIF V (2011)

BNYMIF VI (2012)

BNYMMIF (2012)

BNYMNJMBF (2011)

BNYMNYAFMBF (2012)

BNYMOMSF (2012)

BNYMRGF (2012)

BNYMSIF (2012)

BNYMVIF (2012)

BNYMWGF (2012)

GMMF (2012)

GMMMF (2012)

GNYMMMF (2012)

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – June 2023)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – 2020); Board Member (2013 – 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)

Each Nominee and Continuing Board Member, with the exception of Mses. Bovich, France and Gulley and Mr. DiLecce, has been a BNY Mellon Family of Funds board member for over twenty years. Ms. Bovich has been in the asset management business for 40 years, Ms. France has more than 35 years of strategy, investment banking and corporate finance experience and Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014. Mr. DiLecce has over 30 years of experience as an accountant with independent registered public accounting firms. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Board Members (this information for the Continuing Board Members is set forth on Exhibit A). Each Board believes that the significance of each Board Member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board Member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board Member, or particular factor, being indicative of Board effectiveness. However, each Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board Member's educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Independent Board

Member nominees. To assist them in evaluating matters under federal and state law, the Board Members are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

Francine J. Bovich – Ms. Bovich currently serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

Michael D. DiLecce – Mr. DiLecce retired as a Partner at the accounting firm of Ernst & Young LLP in June 2022. Mr. DiLecce has substantial accounting, investment management, and executive experience serving firms within the investment management industry. From August 1983 to June 2022, Mr. DiLecce was an auditor at Ernst & Young LLP where he served as Global Assurance Leader of Asset Management and as the audit partner for various investment company complexes. In addition, from July 2017 to June 2021, Mr. DiLecce was the Americas Regional Talent Managing Partner for Ernst & Young's Financial Service practice. He was an Assurance Partner at Ernst & Young LLP from 1997 to 2022. Mr. DiLecce currently serves as an Advisory Board Member of Welsh, Carson, Anderson & Stowe, a private equity firm focusing on investments in technology and healthcare companies.

Gina D. France – Ms. France serves as President and Chief Executive Officer of France Strategic Partners. Before founding France Strategic Partners in 2003, Ms. France was a managing director of Ernst & Young LLP where she led a national client-facing strategy group. She has served as a strategic advisor to over 250 companies throughout the course of her career. Ms. France has more than 35 years of strategy, investment banking and corporate finance experience. Previously, Ms. France was an investment banker with Lehman Brothers in New York and San Francisco. Prior to Lehman Brothers, she served as the international cash manager of Marathon Oil Company. Ms. France has served on several corporate boards including: Huntington Bancshares (investment company oversight committee chair); Cedar Fair, L.P. (audit committee chair); CBIZ, Inc.; Baldwin Wallace University; FirstMerit Corporation (nominating and governance committee chair); Dawn Food Products, Inc.; and Mack Industries. Ms. France served as Director of Cedar Fair, L.P. from 2011 to May 2023 and served as a Trustee of Dance Cleveland, a non-profit, from 2001 to June 2023.

Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets.

Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a Governor and President of the Orchard Island Club and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Ms. Melvin served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company (August 2021 to present), and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut from 2019 to June 2023.

Fund Board Committees. Each Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Board Members, except that Joseph S. DiMartino does not serve on the compensation committees.

The function of the audit committee of each Fund is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of each Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and responsibilities, is available at www.im.bnymellon.com. Each Fund's audit committee has determined that at least one Board Member qualifies as an audit committee financial expert under the securities laws and Gina D. France has been designated as the audit committee financial expert for each of BNYMAD, BNYMIF, BNYMIF V, BNYMIF VI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF and BNYMVIF and Joseph S. DiMartino has been designated as the audit committee financial expert for each of BNYMAF, BNYMNYAFMBF, BNYMOMSF, BNYMWGF, GMMF, GMMMF and GNYMMMF.

Each Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration the factors listed in each Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o BNY Mellon Investment Adviser Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this combined proxy statement.

The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Compensation. Each Nominee, except Mr. DiLecce, currently serves as a Board Member of multiple funds in the BNY Mellon Family of Funds. Annual retainer fees and meeting attendance fees are allocated on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation. Each Fund reimburses Board Members for travel and out-of-pocket expenses in connection with attending Board or committee meetings. The Funds do not have a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Nominee by each Fund for its most recent fiscal year and the aggregate amount of compensation paid to each such Nominee by all funds in the BNY Mellon Family of Funds for which the Nominee was a Board Member during 2022, was as follows:

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)

Francine J. Bovich
BNYMAF	$38,994
BNYMNYAFMBF	$4,745
BNYMOMSF	$8,630
BNYMWGF	$15,973
GMMF	$49,131
GMMMF	$13,582
GNYMMMF	$2,223
		$613,000 (53)

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)

Michael D. DiLecce***
BNYMAD
(8/31 fiscal year end)	N/A
(10/31 fiscal year end)	N/A
BNYMIF	N/A
BNYMIF V
(10/31 fiscal year end)	N/A
(12/31 fiscal year end)	$1,404
BNYMIF VI	$142
BNYMMIF	N/A
BNYMNJMBF	$764
BNYMRGF	$2,857
BNYMSIF	$6,073
BNYMVIF	$1,950
		$43,750 (24)

Gina D. France
BNYMAD
(8/31 fiscal year end)	$22,574
(10/31 fiscal year end)	$32,136
BNYMIF	$33,846
BNYMIF V
(10/31 fiscal year end)	$7,008
(12/31 fiscal year end)	$5,814
BNYMIF VI	$2,454
BNYMMIF	$16,031
BNYMNJMBF	$2,977
BNYMRGF	$12,604
BNYMSIF	$22,873
BNYMVIF	$7,132
		$171,000 (24)

Joan L. Gulley
BNYMAD
(8/31 fiscal year end)	$23,960
(10/31 fiscal year end)	$34,098
BNYMIF	$35,856
BNYMIF V
(10/31 fiscal year end)	$7,436
(12/31 fiscal year end)	$6,168
BNYMIF VI	$2,598
BNYMMIF	$16,986
BNYMNJMBF	$3,151
BNYMRGF	$13,397
BNYMSIF	$24,214
BNYMVIF	$7,554
		$347,000 (42)

Name of Nominee and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Nominee (**)
Nathan Leventhal
BNYMAF	$38,994
BNYMNYAFMBF	$4,742
BNYMOMSF	$8,630
BNYMWGF	$15,964
GMMF	$49,109
GMMMF	$13,575
GNYMMMF	$2,222
		$398,500 (32)

Robin A. Melvin
BNYMAD
(8/31 fiscal year end)	$24,051
(10/31 fiscal year end)	$34,134
BNYMAF	$38,994
BNYMIF	$35,897
BNYMIF V
(10/31 fiscal year end)	$7,444
(12/31 fiscal year end)	$6,168
BNYMIF VI	$2,601
BNYMMIF	$17,006
BNYMNJMBF	$3,151
BNYMNYAFMBF	$4,744
BNYMOMSF	$8,630
BNYMRGF	$13,397
BNYMSIF	$24,214
BNYMVIF	$7,554
BNYMWGF	$15,973
GMMF	$49,131
GMMMF	$13,581
GNYMMMF	$2,223
		$747,500 (74)
_________________________

* Amounts shown do not include expenses reimbursed to Nominees for attending Board meetings. Amounts shown also do not include the costs of office space and related parking, office supplies and secretarial services, which are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2022, for the Funds ranged from $28 to $2,526 ($19,383 for all Funds).

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee served as a board member in 2022.

*** Mr. DiLecce became an advisory board member of BNYMAD, BNYMIF, BNYMIF V, BNYMIF VI, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF and BNYMVIF in October 2022 and receives compensation from the funds for attending board meetings in an advisory role.

For each Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Board Members and the aggregate amount of compensation paid by all funds in the BNY Mellon Family of Funds for which each such person was a Board Member in 2022 are set forth on Exhibit A. Certain other information concerning each Fund's Board Members and officers also is set forth on Exhibit A.

Required Vote

The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund's meeting for the election of Board Members, if a quorum is present.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Board Members. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. Each Fund's audit committee approved and each Fund's Board, including a majority of the Independent Board Members, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the respective Fund's fiscal year ended in 2023 or 2024, as applicable, at a meeting held on the date set forth for each Fund on Schedule 3 to this combined proxy statement. EY, a major international accounting firm, has acted as independent auditors of each Fund since the Fund's organization.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees billed by EY in each Fund's last two fiscal years. For Service Affiliates (i.e., the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees billed by EY to the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

Fund (Fiscal Year End)[1]	Audit Fees	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees	Fees Paid by Service Affiliates	Aggregate Non-Audit Fees Paid by Fund and Service Affiliates
BNYMAD (8/31)	$174,265/$142,200	$35,400/$28,889	$30,622/$19,051	$9,941/$19,641	$0/$26,949	$2,692,122/$2,418,678
BNYMAD (10/31)	$200,486/$204,495	$62,212/$57,466	$19,008/$17,631	$857/$405	$10,960/$28,369	$2,476,929/$2,189,735
BNYMAF (12/31)	$34,853/$35,550	$10,295/$10,572	$5,222/$4,763	$12,377/$6,464	$6,737/$6,737	$3,095,435/$1,803,830
BNYMIF (10/31)	$117,206/$119,550	$23,536/$24,325	$9,985/$14,289	$8,789/$4,450	$8,220/$20,211	$2,476,929/$2,189,735

Fund (Fiscal Year End)[1]	Audit Fees	Audit-Related Fees[2]	Tax Fees[3]	All Other Fees	Fees Paid by Service Affiliates	Aggregate Non-Audit Fees Paid by Fund and Service Affiliates
BNYMIF V (10/31)	$82,353/$84,000	$18,752/$18,616	$10,444/$9,526	$330/$179	$5,480/$13,474	$2,476,929/$2,189,735
BNYMIF V (12/31)	$34,853/$35,550	$7,080/$7,229	$5,222/$4,763	$790/$440	$6,737/$6,737	$3,095,435/$1,803,830
BNYMIF VI (11/30)	$42,156/$42,999	$12,924/$13,413	$5,222/$4,763	$4,015/$2,117	$6,737/$6,737	$2,747,329/$2,144,335
BNYMMIF (10/31)	$34,853/$35,550	$7,080/$7,538	$4,763/$4,763	$3,112/$1,501	$2,740/$6,737	$2,476,929/$2,189,735
BNYMNJMBF (12/31)	$35,494/$36,204	$11,095/$10,926	$3,342/$3,342	$3,092/$1,596	$8,158/$8,158	$3,095,435/$1,803,830
BNYMNYAFMBF (11/30)	$35,494/$36,204	$10,222/$10,456	$3,342/$3,342	$1,667/$837	$8,158/$8,158	$2,747,329/$2,144,335
BNYMOMSF (4/30)	$36,204/$36,928	$14,550/$14,445	$3,342/$3,342	$1,352/$1,349	$8,158/$8,158	$2,423,621/$1,706,473
BNYMRGF (2/28(29))	$35,550/$36,261	$7,198/$7,188	$5,222/$4,763	$6,461/$6,534	$6,737/$6,737	$2,807,909/$1,830,036
BNYMSIF (12/31)	$34,853/$35,550	$7,080/$7,737	$4,763/$4,763	$80/$46	$2,737/$3,737	$3,095,435/$1,803,830
BNYMVIF (12/31)	$139,412/$142,200	$31,535/$31,395	$19,008/$17,631	$201/$110	$12,369/$16,369	$3,095,435/$1,803,830
BNYMWGF (10/31)	$47,500/$48,450	$9,376/$9,412	$5,222/$4,763	$4,351/$2,231	$2,740/$6,737	$2,476,929/$2,189,735
GMMF (11/30)	$34,853/$35,550	$7,080/$7,732	$6,684/$3,342	$11,746/$10,309	$7,158/$8,158	$2,747,329/$2,144,335
GMMMF (11/30)	$34,853/$35,550	$7,080/$7,234	$3,342/$3,342	$1,327/$588	$7,158/$8,158	$2,747,329/$2,144,335
GNYMMMF (11/30)	$34,853/$35,550	$7,080/$7,077	$3,342/$3,342	$637/$282	$7,158/$8,158	$2,747,329/$2,144,335

__________________________

[1]	For the respective fiscal years ended in 2021/2022 or 2022/2023, as applicable.
[2]	Services to the Fund consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Board or other regulatory or standard-setting bodies.
[3]	Services to the Fund consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

Audit Committee Pre-Approval Policies and Procedures. Each Fund's audit committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. Each Fund's audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY will be available to join the Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

BNY Mellon Investment Adviser, Inc., located at 240 Greenwich Street, New York, New York 10286, serves as each Fund's investment adviser.

BNY Mellon Securities Corporation, a wholly-owned subsidiary of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the distributor (i.e., principal underwriter) of each Fund's shares.

The Bank of New York Mellon ("BNY Mellon"), an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as custodian for the assets of each Fund.

BNY Mellon Transfer, Inc., an affiliate of the Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, acts as Transfer Agent, Dividend-Paying Agent and Registrar for each Fund.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. Any shareholder who attends the Meeting virtually may vote over the Internet (see above) during the Meeting.

For each Fund, the shareholders of all series and classes of shares of the Fund will vote together as a single class to elect Nominees and the voting power of the shares of each series and class of shares will be counted together in determining the results of the voting. Total voting power of a Fund taken as a whole is determined by the number of shares outstanding (including fractional shares) of the Fund as of the Record Date.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" a proposal.

If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the

Fund's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote. However, because the Funds understand that a broker or nominee may exercise discretionary voting power with respect to the proposal to elect Board members, and there are no other proposals expected to come before the Meeting for which a broker or nominee would not have discretionary voting authority, the Funds do not anticipate that there will be any "broker non-votes" at the Meeting.

If you hold shares of a Fund through a broker-dealer or other intermediary that has entered into a service agreement with the Fund or the Fund's distributor, such intermediary may be the record holder of your shares. At the Meeting, an intermediary will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on the proposal may be deemed to authorize the intermediary to vote such shares in favor of the proposal to elect Board members. Depending on its policies, applicable law or contractual or other restrictions, an intermediary may be permitted to vote shares with respect to which it has not received voting instructions from its customers. In those cases, the intermediary may, but may not be required to, vote such shares in the same proportion as those shares for which the intermediary has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

Shares of BNYMSIF and BNYMVIF have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of such Fund's shares. However, pursuant to applicable laws, Fund shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Fund shares in the relevant separate account as of the record date of the Meeting and to vote by proxy the shares at the Meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on Tuesday October 10, 2023. Such instructions may be revoked at any time prior to the Meeting either by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company. Participating Insurance Companies will vote by proxy (i) Fund shares as to which no timely instructions are received, (ii) Fund shares owned exclusively by the relevant Participating Insurance Company or its affiliates and (iii) Fund shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account in the same proportions as the voting instructions received from Policyowners. Because of this practice, a small number of Policyowners could determine how each such Fund votes, if other Policyowners fail to provide voting instructions. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

With respect to BNY Mellon Adviser-sponsored IRAs, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. BNY Mellon will solicit instructions from such IRA shareholders. To be effective, voting instructions must be received prior to the close of business on Tuesday October 10, 2023. However, if no voting instructions are received, BNY Mellon will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNY Mellon Adviser-sponsored IRA shareholders. Because of this practice, a small number of shareholders could determine how the Fund votes, if other shareholders fail to vote.

The cost of preparing, printing and mailing this combined proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card(s), as well as the costs associated with the proxy solicitation, which is estimated to total approximately $1,205,960, will be borne by the Funds. These costs are estimated to range from $6,400 to $213,530 for the Funds and are set forth for each Fund on Schedule 4. Solicitation may be made by officers or employees of BNY Mellon Adviser, or by dealers and their representatives. In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Funds or BNY Mellon Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Funds will retain Equiniti Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone. The cost of the Proxy Solicitor is estimated to be approximately $31,400, which amount is included in the estimated total expenses listed above.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Funds' combined proxy statement and proxy card(s). Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.

With respect to BNYMAD, BNYMAF, BNYMIF, BNYMIF V, BNYMMIF, BNYMNJMBF, BNYMRGF, BNYMSIF, BNYMWGF, GMMF and GMMMF, 33-1/3% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to BNYMIF VI, BNYMVIF, BNYMNYAFMBF, BNYMOMSF and GNYMMMF, 30% of the Fund's shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. Virtual attendance at the Meeting shall constitute in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting virtually or by proxy.

OTHER MATTERS

Each Fund's Board is not aware of any other matter which may come before the Meeting. However, should any such matter with respect to one or more Funds properly come before the Meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matter.

None of the Funds hold annual meetings of shareholders. Any shareholder proposal for inclusion in a proxy statement for a Fund's next shareholder meeting subsequent to this Meeting, if any, must be received by the Fund's Secretary at the offices of the Fund, 240 Greenwich Street, New York, New York 10286, in a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in a Fund's proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. The fact that a Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in the Fund's proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to communicate with Board Members should send communications to the attention of the Secretary of the Fund, c/o BNY Mellon Investment Adviser Legal Department, 240 Greenwich Street, New York, New York 10286, and communications will be directed to the Board Member or Board Members indicated in the communication or, if no Board Member or Board Members are indicated, to the Chairman of the Board.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD(S) IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: August 14, 2023

SCHEDULE 1

The following is a list of times at which each Fund's meeting will be held.

Name of Fund/Series	Time of Shareholder Meeting

BNY Mellon Advantage Funds, Inc.	9:30 a.m.
BNY Mellon Dynamic Total Return Fund (BNYMDTRF)
BNY Mellon Dynamic Value Fund (BNYMDVF)
BNY Mellon Global Dynamic Bond Income Fund (BNYMGDBIF)
BNY Mellon Global Real Return Fund (BNYMGRRF)
BNY Mellon Opportunistic Midcap Value Fund (BNYMOMVF)
BNY Mellon Opportunistic Small Cap Fund (BNYMOSCF)
BNY Mellon Technology Growth Fund (BNYMTGF)

BNY Mellon Appreciation Fund, Inc.	10:30 a.m.

BNY Mellon Index Funds, Inc.	9:30 a.m.
BNY Mellon International Stock Index Fund (BNYMISIF)
BNY Mellon S&P 500 Index Fund (BNYMS&P)
BNY Mellon Smallcap Stock Index Fund (BNYMSSIF)

BNY Mellon Investment Funds V, Inc.	9:30 a.m.
BNY Mellon Diversified International Fund (BNYMDIF)
BNY Mellon Developed Markets Real Estate Securities Fund (BNYMDMRESF)
BNY Mellon Large Cap Equity Fund (BNYMLCEF)

BNY Mellon Investment Funds VI	9:30 a.m.
BNY Mellon Balanced Opportunity Fund (BNYMBOF)

BNY Mellon Midcap Index Fund, Inc.	9:30 a.m.

BNY Mellon New Jersey Municipal Bond Fund, Inc.	9:30 a.m.

BNY Mellon New York AMT-Free Municipal Bond Fund	10:30 a.m.

BNY Mellon Opportunistic Municipal Securities Fund	10:30 a.m.

BNY Mellon Research Growth Fund, Inc.	9:30 a.m.

BNY Mellon Stock Index Fund, Inc.	9:30 a.m.

BNY Mellon Variable Investment Fund	9:30 a.m.
Appreciation Portfolio (AP)
Opportunistic Small Cap Portfolio (OSCP)
Growth and Income Portfolio (GIP)
Government Money Market Portfolio (GMMP)

Name of Fund/Series	Time of Shareholder Meeting

BNY Mellon Worldwide Growth Fund, Inc.	10:30 a.m.

General Money Market Fund, Inc.	10:30 a.m.
Dreyfus Money Market Fund (DMMF)

General Municipal Money Market Funds, Inc.	10:30 a.m.
Dreyfus National Municipal Money Market Fund (DNMMMF)

General New York Municipal Money Market Fund	10:30 a.m.
Dreyfus New York Municipal Money Market Fund (DNYMMMF)

SCHEDULE 2

PERTAINING TO SHARE OWNERSHIP

Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund's outstanding voting securities (including series thereof) as of July 14, 2023.

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNY Mellon Advantage Funds, Inc.
BNY Mellon Dynamic Total Return Fund (BNYMDTRF)
BNYMDTRF – Class A 2,019,765.58	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	301,381.03	14.92%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	295,770.39	14.64%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	280,411.30	13.88%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	248,927.76	12.32%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	206,397.22	10.22%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	163,657.16	8.10%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	128,475.15	6.36%
BNYMDTRF – Class C 330,062.80	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	101,868.12	30.86%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	73,915.70	22.39%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	51,311.26	15.55%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	31,522.71	9.55%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	25,437.42	7.71%
BNYMDTRF – Class I 5,267,545.72	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	1,278,629.71	24.27%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	827,198.89	15.70%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	689,920.65	13.10%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	615,166.60	11.68%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	373,497.83	7.09%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	317,180.83	6.02%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	297,597.07	5.65%
BNYMDTRF – Class Y 109,785.14	SEI Private Trust Company C/O Mellon Bank Attention: Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456-9989	50,423.44	45.93%
	VOYA Retirement Insurance and Annuity Company 1 Orange Way Windsor, CT 06095-4773	29,609.40	26.97%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	14,300.04	13.03%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8,550.48	7.79%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Empower Financial Services Inc. 8515 East Orchard Road Greenwood Village, CO 80111	5,852.54	5.33%
BNY Mellon Dynamic Value Fund (BNYMDVF)
BNYMDVF – Class A 24,978,189.38	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,730,968.72	10.93%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	1,334,009.35	5.34%
	UMB Bank N/A FBO Fiduciary For Various Retirement Programs 1 SW Security Benefit Place Topeka, KS 66636-1000	1,253,375.66	5.02%
BNYMDVF – Class C 877,190.11	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	235,180.29	26.81%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	167,516.73	19.10%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	91,494.98	10.43%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	79,788.10	9.10%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	55,894.66	6.37%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	54,826.09	6.25%
BNYMDVF – Class I 42,400,835.88	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	7,657,232.00	18.06%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6,498,046.63	15.33%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	3,888,545.06	9.17%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,721,840.94	8.78%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	3,360,277.96	7.93%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	3,065,415.86	7.23%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	2,814,133.37	6.64%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	2,422,086.90	5.71%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,362,210.19	5.57%
BNYMDVF – Class Y 6,715,674.95	JP Morgan Securities LLC For the Exclusive Benefit of Our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	2,711,650.84	40.38%
	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	1,956,685.28	29.14%
	Peninsula Truck Lines Inc. 401k Retirement Plan P.O. Box 12765 Overland Park, KS 66282	466,528.03	6.95%
BNY Mellon Global Dynamic Bond Income Fund (BNYMGDBIF)
BNYMGDBIF – Class A 656,596.78	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	308,309.71	46.96%
	Charles Schwab Trust Bank Cust USI Individual Retirement Arrangement Acct 2423 East Lincoln Drive Phoenix, AZ 85016-1215	277,904.44	42.32%
BNYMGDBIF – Class C 9,745.14	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	7,266.78	74.57%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	1,801.00	18.48%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMGDBIF – Class I 1,697,227.07	State Street Bank & Trust Company FBO Various Retirement Plans Transamerica Retirement Solutions Harrison, NY 10528	539,604.95	31.79%
	Newton Investment Management North America, LLC 240 Greenwich Street – 6th Floor New York, NY 10007-2163	461,406.65	27.19%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	218,021.40	12.85%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	157,836.44	9.30%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	113,390.54	6.68%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	86,990.25	5.13%
BNYMGDBIF – Class Y 9,337,761.01	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5,474,454.33	58.63%
	BNY Mellon Yield Enhancement Strategy Fund BNY Mellon Investment Adviser, Inc. 2 Hanson Place – 11th Floor Brooklyn, NY 11217-4717	3,515,843.35	37.65%
BNY Mellon Global Real Return Fund (BNYMGRRF)
BNYMGRRF – Class A 2,892,291.32	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	599,092.06	20.71%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	395,983.31	13.69%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	367,951.25	12.72%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	360,880.84	12.48%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	266,777.24	9.22%
	Michael W. Juster Tarrytown, NY	211,848.15	7.32%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	155,867.10	5.39%
BNYMGRRF – Class C 1,702,579.52	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	481,816.36	28.30%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	322,210.98	18.92%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	212,594.70	12.49%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	173,104.07	10.17%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	127,784.72	7.51%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	116,590.71	6.85%
BNYMGRRF – Class I 103,778,730.92	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	39,355,648.49	37.92%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	11,264,969.22	10.85%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11,026,005.58	10.62%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6,043,645.69	5.82%
BNYMGRRF – Class Y 46,147,813.70	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	33,335,543.46	72.24%
	MAC & Co Attention: Mutual Fund Ops P.O. Box 3198 Pittsburgh, PA 15230-3198	5,727,016.02	12.41%
BNY Mellon Opportunistic Midcap Value Fund (BNYMOMVF)

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMOMVF – Class A 9,666,764.76	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,388,739.19	14.37%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	688,392.61	7.12%
BNYMOMVF – Class C 230,032.32	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	66,391.79	28.86%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	60,256.95	26.19%
	Stifel Nicolaus & Co Inc. Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102-2188	25,306.89	11.00%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21,708.75	9.44%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	21,242.96	9.23%
BNYMOMVF – Class I 3,619,391.27	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,091,699.76	30.16%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	593,585.28	16.40%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	322,335.35	8.91%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	215,806.13	5.96%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	214,713.80	5.93%
BNYMOMVF – Class Y 78,376.20	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	32,349.16	41.27%
	Empower Financial Services Inc. 8515 E Orchard Road Greenwood Village, CO 80111	20,681.19	26.39%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	14,260.07	18.19%
BNY Mellon Opportunistic Small Cap Fund (BNYMOSCF)
BNYMOSCF – Investor Shares 7,860,903.05	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	998,073.40	12.70%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	793,355.62	10.09%
BNYMOSCF – Class I 739,631.68	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	217,412.99	29.39%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	134,666.32	18.21%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	128,402.89	17.36%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	124,540.71	16.84%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	42,704.43	5.77%
BNYMOSCF – Class Y 2,990,511.95	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,556,804.24	85.50%
	Empower Trust FBO Empower Benefit Plans 8515 E Orchard Road Greenwood Village, CO 80111	419,302.85	14.02%
BNY Mellon Technology Growth Fund (BNYMTGF)
BNYMTGF – Class A 6,350,835.39	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	702,638.98	11.06%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	503,506.59	7.93%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	445,319.36	7.01%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	375,126.22	5.91%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	375,047.58	5.91%
BNYMTGF – Class C 121,470.38	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	34,662.28	28.54%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	31,260.74	25.74%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	15,575.26	12.82%
	JP Morgan Securities LLC For the Exclusive Benefit of Our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	12,284.80	10.11%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attention: Mutual Funds 211 Main St San Francisco, CA 94105-1905	10,845.93	8.93%
BNYMTGF – Class I 354,860.17	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	80,062.90	22.56%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37,317.25	10.52%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	27,586.27	7.77%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	22,989.24	6.48%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	21,854.12	6.16%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	21,268.69	5.99%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Mid Atlantic Clearing & Settle 1251 Waterfront Place Suite 510 Pittsburgh, PA 15222	20,844.58	5.87%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	19,614.09	5.53%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	19,140.57	5.39%
BNYMTGF – Class Y 216.64	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	216.64	100.00%
BNY Mellon Appreciation Fund, Inc.
Fund – Investor Shares 41,141,364.47	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	6,801,202.78	16.53%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	3,637,022.15	8.84%
Fund – Class I 8,384,520.73	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,422,979.95	16.97%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	1,179,874.73	14.07%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	1,066,942.46	12.73%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	941,960.98	11.23%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	828,030.01	9.88%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	727,638.88	8.68%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	594,150.55	7.09%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	580,440.96	6.92%
Fund – Class Y 4,735,533.45	Edward D Jones & Co For The Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	2,444,619.31	51.62%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	792,939.23	16.74%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-1995	655,224.79	13.84%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	419,343.37	8.86%
	Matrix Trust Company Cust. FBO Various Clients 717 17th Street Suite 1300 Denver, CO 80202-3304	250,429.65	5.29%
BNY Mellon Index Funds, Inc.
BNY Mellon International Stock Index Fund (BNYMISIF)
BNYMISIF – Investor Shares 12,139,527.84	VALIC Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	4,197,209.65	34.57%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,932,043.84	24.15%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,053,397.60	8.68%
BNYMISIF – Class I 6,133,010.25	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	4,588,391.87	74.81%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	508,912.23	8.30%
	VALIC Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	343,635.04	5.60%
BNY Mellon S&P 500 Index Fund (BNYMS&P)

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMS&P 41,099,777.25	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	6,259,298.98	15.23%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	4,488,645.53	10.92%
	UMB Bank N/A FBO Fiduciary For Various Retirement Programs 1 SW Security Benefit Place Topeka, KS 66636-1000	2,981,080.71	7.25%
	VALIC Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	2,722,144.03	6.62%
	Fidelity Investments Institutional Operations Co as Agent for Various Plans 100 Magellan Way Covington, KY 41015-1999	2,693,993.25	6.55%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	2,392,017.25	5.82%
BNY Mellon Smallcap Stock Index Fund (BNYMSSIF)
BNYMSSIF – Investor Shares 39,058,371.86	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	12,573,654.99	32.19%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	9,467,723.19	24.24%
	VALIC Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	2,687,792.33	6.88%
BNYMSSIF – Class I 9,957,549.10	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	2,281,342.58	22.91%
	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,051,305.06	20.60%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,511,386.96	15.18%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	1,036,207.73	10.41%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	618,986.21	6.22%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	598,095.17	6.01%
BNY Mellon Investment Funds V, Inc.
BNY Mellon Diversified International Fund (BNYMDIF)
BNYMDIF – Class A 608,873.76	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	294,559.16	48.38%
	Charles Schwab Trust Bank Co Cust Client 401(K) Profit Sharing Plan 2423 East Lincoln Drive Phoenix, AZ 85016-1215	68,641.43	11.27%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	49,987.04	8.21%
	Charles Schwab Trust Bank Cust FBO Various Clients 2423 East Lincoln Drive Phoenix, AZ 85016-1215	44,179.44	7.26%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	41,934.19	6.89%
BNYMDIF – Class C 3,367.39	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	1,957.25	58.12%
	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	772.80	22.95%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	562.06	16.69%
BNYMDIF – Class I 1,635,037.21	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	492,894.00	30.15%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	302,993.66	18.53%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	250,649.91	15.33%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	104,641.86	6.40%
	Smithfield Trust Company 20 Stanwix Street Suite 650 Pittsburgh, PA 15222	97,741.97	5.98%
BNYMDIF – Class Y 18,151,464.32	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	18,151,345.37	99.99%
BNY Mellon Developed Markets Real Estate Securities Fund (BNYMDMRESF)
BNYMDMRESF – Class A 1,262,922.96	Nationwide Trust Company FSB C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	725,569.54	57.45%
	Charles Schwab Trust Bank Cust FBO Various Clients 2423 East Lincoln Drive Phoenix, AZ 85016-1215	69,706.95	5.52%
BNYMDMRESF – Class C 55,090.36	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	22,602.21	41.03%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	12,748.49	23.14%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	6,089.45	11.05%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5,455.06	9.90%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	3,600.24	6.54%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	2,827.73	5.13%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
BNYMDMRESF – Class I 4,935,659.18	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	2,524,560.83	51.15%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	1,016,508.43	20.60%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	490,732.30	9.94%
BNYMDMRESF – Class Y 34,191,392.18	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	32,906,119.57	96.24%
BNY Mellon Large Cap Equity Fund (BNYMLCEF)
BNYMLCEF – Class A 941,197.86	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	73,457.16	7.80%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	71,853.34	7.63%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	63,763.79	6.77%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	62,622.41	6.65%
BNYMLCEF – Class C 21,882.63	The Bank Of New York Mellon Cust Rollover IRA FBO Joyce Lipsky Santana Washington Township, NJ	7,248.82	33.13%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	4,665.07	21.32%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	3,211.16	14.67%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	1,773.36	8.10%
	The Bank Of New York Mellon Cust Rollover IRA FBO Robert J. Sacca Accord, NY	1,504.39	6.87%
BNYMLCEF – Class I 3,692,461.45	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	484,846.21	13.13%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	428,367.12	11.60%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	380,116.10	10.29%
BNYMLCEF – Class Y 18,906,599.19	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	18,904,309.52	99.99%
BNY Mellon Investment Funds VI
BNY Mellon Balanced Opportunity Fund (BNYMBOF)
BNYMBOF – Class A 9,890,194.79	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,699,633.43	17.19%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	778,779.60	7.87%
BNYMBOF – Class C 396,198.10	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	144,708.83	36.52%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	111,255.81	28.08%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	60,533.74	15.28%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	22,250.77	5.62%
BNYMBOF – Class I 520,154.84	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	135,575.04	26.06%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	93,914.30	18.06%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	45,057.22	8.66%
	Southwest Gas Corp Foundation 8360 South Durango Drive Las Vegas, NV 89113-4444	39,397.98	7.57%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For The Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	31,776.37	6.11%
BNYMBOF – Class J 522,303.76	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	68,878.88	13.19%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	32,897.27	6.30%
	The Bank Of New York Mellon Cust Rollover IRA FBO Kim Grimmer Madison, WI	28,921.66	5.54%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	26,749.42	5.12%
BNYMBOF – Class Y 484.75	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	484.75	100.00%
BNYMBOF – Class Z 1,355,100.97	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	175,931.51	12.98%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	129,861.11	9.58%
BNY Mellon Midcap Index Fund, Inc.
Fund – Investor Shares 45,031,721.97	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	10,405,034.54	23.11%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7,646,115.22	16.98%
	VALIC Retirement Services Co. 2929 Allen Parkway A6-20 Houston, TX 77019-7117	5,793,740.17	12.87%
Fund – Class I 10,892,957.72	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	5,561,819.20	51.06%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	2,330,528.71	21.39%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	1,017,373.49	9.34%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	886,283.14	8.14%
BNY Mellon New Jersey Municipal Bond Fund, Inc.
Fund – Class A 21,415,607.86	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,265,412.33	5.91%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,078,898.15	5.04%
Fund – Class C 57,995.68	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	20,957.72	36.14%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	19,082.27	32.90%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,823.80	10.04%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	5,236.37	9.03%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	4,250.70	7.33%
Fund – Class I 1,694,254.01	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	500,194.26	29.52%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	237,044.51	13.99%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	189,404.33	11.18%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	167,771.50	9.90%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	165,193.51	9.75%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	139,701.24	8.25%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	110,507.72	6.52%
Fund – Class Y 78.31	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	78.31	100.00%
Fund – Class Z 6,124,145.48	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	354,992.48	5.80%
BNY Mellon New York AMT-Free Municipal Bond Fund
Fund – Class A 14,636,417.65	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,454,074.37	16.77%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	771,920.79	5.27%
Fund – Class C 226,714.96	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	90,936.69	40.11%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	47,003.34	20.73%
	JP Morgan Securities LLC For the Exclusive Benefit of Our Customers 4 Chase Metrotech Center Brooklyn, NY 11245-0003	33,518.90	14.78%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17,017.84	7.51%
	Stifel Nicolaus & Co Inc. Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102-2188	14,800.89	6.53%
	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	12,266.66	5.41%
Fund – Class I 2,514,935.72	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	791,257.82	31.46%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	388,358.12	15.44%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	331,535.21	13.18%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	243,307.58	9.67%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	240,279.15	9.55%
Fund – Class Y 68.49	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	68.49	100.00%
BNY Mellon Opportunistic Municipal Securities Fund
Fund – Class A 12,755,918.21	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	2,189,402.86	17.16%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,588,739.51	12.45%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	1,044,974.76	8.19%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	698,504.04	5.48%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	670,438.08	5.26%
Fund – Class C 333,907.35	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	115,772.61	34.67%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	87,747.63	26.28%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	37,860.23	11.34%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	36,592.09	10.96%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	21,408.36	6.41%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	17,026.80	5.10%
Fund – Class I 15,145,356.52	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	8,114,587.27	53.58%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	1,881,222.37	12.42%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,322,152.16	8.73%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	1,193,531.46	7.88%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	964,441.48	6.37%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	876,398.13	5.79%
Fund – Class Y 3,146.83	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809-3705	3,146.83	100.00%
Fund – Class Z 10,934,535.25	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	829,583.81	7.59%
BNY Mellon Research Growth Fund, Inc.
Fund – Class A 40,466,969.67	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	4,180,463.77	10.33%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	3,358,247.49	8.30%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	3,338,573.49	8.25%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,572,623.46	6.36%
Fund – Class C 377,399.62	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	54,387.31	14.41%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	51,931.90	13.76%
	Reliance Trust Co FBO National Advisors RR P.O. Box 78446 Atlanta, GA 30357	48,201.17	12.77%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	45,572.05	12.08%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	42,490.99	11.26%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	20,504.47	5.43%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	19,118.10	5.07%
Fund – Class I 10,996,429.05	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,126,497.64	19.34%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	1,551,840.74	14.11%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	1,454,809.97	13.23%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	1,402,476.07	12.75%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	737,787.41	6.71%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	737,760.46	6.71%
	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	595,244.91	5.41%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	563,897.37	5.13%
Fund – Class Y 5,858,408.49	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,801,764.71	47.82%
	MAC & Co C/O The Bank of New York Mellon 500 Grant Street Pittsburgh, PA 15258	1,595,195.00	27.23%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated For the Sole Benefit of its Customers Attention Fund Administration 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	1,167,508.78	19.93%
Fund – Class Z 35,161,751.48	NONE
BNY Mellon Stock Index Fund, Inc.
Fund – Initial Shares 42,353,133.70	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	27,488,027.05	64.90%
	American Fidelity SECS Inc. 9000 Cameron Parkway Oklahoma City. OK 73114	4,145,369.21	9.79%
	Delaware Life Insurance Company Attention: Revenue Sharing 1601 Trapelo Road Suite 30 Waltham, MA 02451	2,342,638.97	5.53%
Fund – Service Shares 870,799.87	Annuity Investors Life Insurance Co. Attention: Variable Annuity Department P.O. Box 5423 Cincinnati, OH 45201-5423	431,319.94	49.53%
	Symetra Life Insurance Co. Attention: RS Accounting P.O. Box 305156 Nashville, TN 37230-5156	277,339.26	31.85%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	114,646.53	13.17%
BNY Mellon Variable Investment Fund

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
Appreciation Portfolio (AP)
AP – Initial Shares 4,748,046.50	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	1,484,132.50	31.26%
	Transamerica Financial Life 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	507,296.96	10.68%
	Annuity Investors Life Insurance Co. Attention: Variable Annuity Department P.O. Box 5423 Cincinnati, OH 45201-5423	392,312.40	8.26%
	Great West Life & Annuity 8515 East Orchid Road Mail Stop 2T2 Englewood, CO 80111	329,770.80	6.95%
	Farm Bureau Life Insurance Co. 5400 University Avenue West Des Moines, IA 50266-5950	289,343.35	6.09%
	Kansas City Life Insurance Co. P.O. Box 219139 Kansas City, MO 64121-9139	285,511.82	6.01%
AP – Service Shares 1,241,071.77	Ohio National Life Insurance Co. P.O. Box 237 One Financial Way (45242) Cincinnati, OH 45201-0237	645,551.10	52.02%
	Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, CA 92660	196,614.99	15.84%
	Security Distributors, Inc. FBO SBL Advisor Designs -NAVISYS Unbundled Variable 1 SW Security Benefit Place Topeka, KS 66636-1000	177,046.76	14.27%
	Principal SEC Inc. (Retirement) Life Insurance Attn: Broker Dealer Services P.O. Box 14597 Des Moines, IA 50306-3597	108,158.00	8.71%
Government Money Market Portfolio (GMMP)
GMMP 287,964,348.39	Lombard International Life Assurance Company One Liberty Place 1650 Market Street – 8th Floor Philadelphia, PA 19103-7323	222,822,574.16	77.38%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	31,010,695.31	10.77%
Growth and Income Portfolio (GIP)
GIP – Initial Shares 3,004,845.46	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	1,164,201.60	38.74%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	576,369.49	19.18%
	Transamerica Financial Life 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	382,953.68	12.74%
	Modern Woodmen Product Valuation 5801 SW 6th Avenue Topeka, KS 66636-1001	221,969.81	7.39%
	Protective Life Insurance Co 2801 Highway 280 South Birmingham, AL 35223	213,478.69	7.10%
	Annuity Investors Life Insurance Co. Attention: Variable Annuity Department P.O. Box 5423 Cincinnati, OH 45201-5423	162,058.07	5.39%
GIP – Service Shares 134,957.08	Transamerica Life Insurance Co. Separate Account VA-2L 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	119,526.01	88.57%
	Transamerica Life Insurance Co. Separate Account VA-2LNY 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	15,431.07	11.43%
Opportunistic Small Cap Portfolio (OSCP)
OSCP – Initial Shares 6,527,173.34	American Fidelity SECS Inc. 9000 Cameron Parkway Oklahoma City, OK 73114	2,835,450.93	43.44%
	Nationwide Life Insurance Company C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	750,693.14	11.50%
	American General Life Insurance Co. 2727A Allen Parkway Houston, TX 77019-2116	619,939.87	9.50%
	Modern Woodmen Product Valuation 5801 Southwest 6th Avenue Topeka, KS 66636-1001	557,370.82	8.54%
	Transamerica Life Insurance Co. 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001	493,624.22	7.56%
OSCP – Service Shares 477,311.26	Farmers New World Life Insurance Co. Separate Accounts 3120 139th Avenue SE Suite 300 Bellevue, WA 98007	288,068.17	60.35%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Principal SEC Inc. (Retirement) Attention: Broker Dealer Services P.O. Box 14597 Des Moines, IA 50306-3597	128,478.48	26.92%
	Transamerica Life Insurance Co. Separate Account VA-2L 4333 Edgewood Road NE MS 4410 Cedar Rapids, IA 52499-0001	39,922.97	8.36%
BNY Mellon Worldwide Growth Fund, Inc.
Fund – Class A 9,480,502.82	Merrill Lynch, Pierce, Fenner & Smith, Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	1,150,178.88	12.13%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	883,860.14	9.32%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	616,190.99	6.50%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121-3091	601,335.74	6.34%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	585,532.39	6.18%
	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	580,710.12	6.13%
	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	489,008.43	5.16%
Fund – Class C 406,760.94	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	198,385.85	48.77%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37,351.83	9.18%
	Stifel Nicolaus & Co Inc. Exclusive Benefit of Customers 501 N Broadway Saint Louis, MO 63102-2188	32,629.65	8.02%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	25,940.77	6.38%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	20,764.46	5.10%
	Raymond James Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33716-1102	20,686.37	5.09%
Fund – Class I 5,881,191.68	State Street Bank & Trust As Trustee FBO Westinghouse Electric Company Savings Plan 801 Pennsylvania Avenue Kansas City, MO 64105-1307	883,008.74	15.01%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza 12th Floor New York, NY 10004-1901	726,408.81	12.35%
	National Financial Services LLC For Exclusive Benefit of Our Customers Attention: Mutual Funds Department 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	670,417.69	11.40%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	586,346.83	9.97%
	American Enterprise Investment Services 707 Second Avenue South Minneapolis, MN 55402-2405	553,986.97	9.42%
	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	442,891.40	7.53%
	Merrill Lynch, Pierce, Fenner & Smith, Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	373,510.28	6.35%
Fund – Class Y 853,361.78	Edward D. Jones & Co. For The Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3710	497,145.50	58.26%
	Merrill Lynch, Pierce, Fenner & Smith, Incorporated For the Sole Benefit of its Customers Attention: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	80,117.15	9.39%
	Centennial Bank Trust P.O. Box 7514 Jonesboro, AR 72403	72,869.77	8.54%
	Fidelity Investments Institutional Operations Co as Agent for Various Plans 100 Magellan Way Covington, KY 41015-1999	61,695.93	7.23%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
	Empower Financial Services Inc. 8515 E Orchard Road Greenwood Village, CO 80111	45,090.44	5.28%
General Money Market Fund, Inc.
Dreyfus Money Market Fund (DMMF)
DMMF – Premier Shares 260,164,929.03	Manufacturers & Traders Trust Co 1 M&T Plaza Buffalo, NY 14203-2399	143,496,679.27	55.16%
	Pershing LLC Attn Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	77,213,577.41	29.68%
DMMF – Service Shares 1,314,688,629.19	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0002	1,268,056,524.52	96.45%
DMMF – Wealth Shares 690,390,732.66	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	194,968,664.83	28.24%
General Municipal Money Market Funds, Inc.
Dreyfus National Municipal Money Market Fund (DNMMMF)
DNMMMF – Premier Shares 50,167,974.17	Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	35,302,218.92	70.37%
	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	4,099,789.23	8.17%
	Gary Schwartz & Lynn Schwartz Hanover, NH	2,927,673.59	5.84%
	Don H Rimsky Ardsley On Hudson, NY	2,884,306.29	5.75%
	Maril & Co FBO 8M C/O Reliance Trust Co WI 4900 W Brown Deer Road Milwaukee, WI 53223-2422	2,737,417.66	5.46%
DNMMMF – Service Shares 159,296,693.74	Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	103,082,541.05	64.71%
	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	52,497,674.33	32.96%

Name of Fund/Series/Class and Number of Shares Outstanding	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares Held
DNMMMF – Wealth Shares 477,646,775.77	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	388,527,848.92	81.34%
General New York Municipal Money Market Fund
Dreyfus New York Municipal Money Market Fund (DNYMMMF)
DNYMMMF – Premier Shares 22,243,963.02	UBS WM USA Special Custody Account Exclusive Benefit of Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	12,743,327.99	57.29%
	Mitchell S. Bernard & Adrienne W Bernard New York, NY	5,108,257.33	22.96%
	John T Griffin & Gail Griffin New City, NY	2,108,797.23	9.48%
	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	2,071,099.97	9.31%
DNYMMMF – Service Shares 9,234,649.09	BNY Mellon N.A. FBO Bank Custody Solution 1 Pershing Plaza Jersey City, NJ 07399-0001	5,112,548.27	55.36%
	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	4,062,514.27	43.99%
DNYMMMF – Wealth Shares 92,077,115.58	Pershing LLC Attention: Cash Management Department 1 Pershing Plaza Jersey City, NJ 07399-0001	31,176,173.00	33.86%
	Larry A Wohl New York, NY	15,922,793.22	17.29%

SCHEDULE 3

Name of Fund/Series	Date of Audit Committee and Board Meeting to Approve/Ratify EY
BNY Mellon Advantage Funds, Inc.
BNYMDVF	07/25/23
BNYMOMVF	07/25/23
BNYMOSCF	07/25/23
BNYMTGF	07/25/23
BNYMDTRF	11/15/2022
BNYMGDBIF	11/15/2022
BNYMGRRF	11/15/2022
BNY Mellon Index Funds, Inc.
BNYMISIF	11/15/2022
BNYMS&P	11/15/2022
BNYMSSIF	11/15/2022
BNY Mellon Investment Funds V, Inc.
BNYMDIF	11/15/2022
BNYMDMRESF	11/15/2022
BNYMLCEF	11/15/2022
BNY Mellon Investment Funds VI
BNYMBOF	11/15/2022
BNY Mellon Midcap Index Fund, Inc.	11/15/2022
BNY Mellon New Jersey Municipal Bond Fund, Inc.	11/15/2022
BNY Mellon Research Growth Fund, Inc.	03/14/2023
BNY Mellon Stock Index Fund, Inc.	11/15/2022
BNY Mellon Variable Investment Fund
AP	11/15/2022
GMMP	11/15/2022
GIP	11/15/2022
OSCP	11/15/2022
BNY Mellon Appreciation Fund, Inc.	11/16/2022
BNY Mellon New York AMT-Free Municipal Bond Fund	11/16/2022
BNY Mellon Opportunistic Municipal Securities Fund	03/16/2023
BNY Mellon Worldwide Growth Fund, Inc.	11/16/2022
General Money Market Fund, Inc.
DMMF	11/16/2022
General Municipal Money Market Funds, Inc.
DNMMMF	11/16/2022
General New York Municipal Money Market Fund
DNYMMMF	11/16/2022

SCHEDULE 4

The following is the estimated cost of preparing, printing, and mailing this combined proxy statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card(s), as well as the costs associated with the proxy solicitation.

Cost
Name of Fund/Series
BNY Mellon Advantage Funds, Inc.
BNYMDVF	$137,080
BNYMOMVF	$20,835
BNYMOSCF	$16,970
BNYMTGF	$24,580
BNYMDTRF	$13,810
BNYMGDBIF	$6,400
BNYMGRRF	$213,530
BNY Mellon Index Funds, Inc.
BNYMISIF	$25,780
BNYMS&P	$50,995
BNYMSSIF	$77,980
BNY Mellon Investment Funds V, Inc.
BNYMDIF	$9,490
BNYMDMRESF	$28,470
BNYMLCEF	$10,300
BNY Mellon Investment Funds VI
BNYMBOF	$15,870
BNY Mellon Midcap Index Fund, Inc.	$64,620
BNY Mellon New Jersey Municipal Bond Fund, Inc.	$8,900
BNY Mellon Research Growth Fund, Inc.	$54,680
BNY Mellon Stock Index Fund, Inc.	$11,200
BNY Mellon Variable Investment Fund
AP	$21,590
GMMP	$50,950
GIP	$15,585
OSCP	$24,675
BNY Mellon Appreciation Fund, Inc.	$86,880

Cost
Name of Fund/Series
BNY Mellon New York AMT-Free Municipal Bond Fund	$7,900
BNY Mellon Opportunistic Municipal Securities Fund	$15,870
BNY Mellon Worldwide Growth Fund, Inc.	$62,255
General Money Market Fund, Inc.
DMMF	$107,805
General Municipal Money Market Funds, Inc.
DNMMMF	$12,270
General New York Municipal Money Market Fund
DNYMMMF	$8,690

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Board Members, Board and committee meetings and share ownership.

Information About the Continuing Board Members' Experience, Qualifications, Attributes or Skills. The Continuing Board Members of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of the Continuing Board Members is 240 Greenwich Street, New York, New York 10286.

Name (Year of Birth) of Continuing Board Member Position with Funds (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino (1943)

Chairman of the Board

BNYMAD (1995)

BNYMAF (1995)

BNYMIF (1995)

BNYMIF V (1995)

BNYMIF VI (2003)

BNYMMIF (1995)

BNYMNJMBF (1995)

BNYMNYAFMBF (1995)

BNYMOMSF (1995)

BNYMRGF (1995)

BNYMSIF (1996)

BNYMVIF (2006)

BNYMWGF (1995)

GMMF (1995)

GMMMF (1995)

GNYMMMF (1995)

	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)

Peggy C. Davis (1943)
Board Member

BNYMAD (2006)

BNYMAF (1990)

BNYMIF (2006)

BNYMIF V (2012)

BNYMIF VI (2006)

BNYMMIF (2006)

BNYMNJMBF (2012)

BNYMNYAFMBF (1990)

BNYMOMSF (1990)

BNYMRGF (2006)

BNYMSIF (2006)

BNYMVIF (2006)

BNYMWGF (1990)

GMMF (1990)

GMMMF (1990)

GNYMMMF (1990)

	Shad Professor of Law, New York University School of Law (1983 – Present)	N/A

Each Continuing Board Member has been a BNY Mellon Family of Funds board member for over 25 years. Additional information about the Continuing Board Members follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Board Members possess which the Board believes has prepared them to be effective Board Members.

Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation, the predecessor company of the Investment Adviser (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of The Dreyfus Corporation by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

Nominees' and the Continuing Board Members' Ownership of Fund Shares. The table below indicates the dollar range of the Nominees' and the Continuing Board Members' ownership of shares of each Fund and shares of funds in the BNY Mellon Family of Funds in the aggregate, in each case as of December 31, 2022.

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Gina D. France	Joan L. Gulley	Nathan Leventhal

BNYMDTRF	None	None	None	None	None	None
BNYMDVF	None	None	None	None	$50,001 – $100,000	None
BNYMGDBIF	None	None	None	None	None	None
BNYMGRRF	None	None	None	None	None	None
BNYMOMVF	None	None	None	None	$10,001 – $50,000	None
BNYMOSCF	None	None	None	None	$10,001 – $50,000	None
BNYMSIF	None	None	None	None	None	None
BNYMTGF	None	None	None	$10,001 – $50,000	None	$10,001 – $50,000
BNYMISIF	None	None	None	None	None	None
BNYMS&P	None	None	None	None	None	None
BNYMSSIF	None	None	None	None	None	None
BNYMDIF	None	None	None	None	None	None
BNYMDMRESF	None	None	None	None	$10,001 – $50,000	None
BNYMLCEF	None	None	None	None	None	None
BNYMBOF	None	None	None	None	None	None
BNYMMIF	None	None	None	None	None	None
BNYMNJMBF	None	None	None	None	None	None

Fund	Joseph S. DiMartino	Francine J. Bovich	Peggy C. Davis	Gina D. France	Joan L. Gulley	Nathan Leventhal
BNYMRGF	None	None	None	$10,001 – $50,000	None	None
BNYMAF	None	None	$10,001 – $50,000	$10,001 – $50,000	None	$10,001 - $50,000
BNYMOMSF	None	None	None	None	None	None
BNYMNYAFMBF	None	None	None	None	None	Over $100,000
BNYMWGF	None	None	None	None	None	None
DMMF	None	None	None	None	None	None
DNMMMF	None	None	None	None	None	None
DNYMMMF	None	None	None	None	None	None
AP	None	None	None	None	None	None
OSCP	None	None	None	None	None	None
GIP	None	None	None	None	None	None
GMMP	None	None	None	None	None	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	Over $100,000	$50,001-$100,000	$50,001 – $100,000	Over $100,000	Over $100,000	Over $100,000

Fund	Robin A. Melvin	Michael D. DiLecce

BNYMDTRF	None	None
BNYMDVF	None	None
BNYMGDBIF	None	None
BNYMGRRF	$1 – $10,000	None
BNYMOMVF	None	None
BNYMOSCF	None	None
BNYMTGF	$1 – $10,000	None
BNYMISIF	None	None
BNYMS&P	None	None
BNYMSSIF	None	None
BNYMDIF	None	None
BNYMDMRESF	$1 – $10,000	None
BNYMLCEF	None	None
BNYMBOF	None	None
BNYMMIF	None	None
BNYMNJMBF	None	None
BNYMRGF	None	None
BNYMAF	None	None
BNYMOMSF	None	None
BNYMNYAFMBF	None	None
BNYMWGF	None	None
DMMF	None	None
DNMMMF	None	None
DNYMMMF	None	None
AP	None	None
OSCP	None	None
GIP	None	None
GMMP	None	None

Aggregate holdings of funds in the BNY Mellon Family of Funds	$1 –$10,000	None

As of July 14, 2023, none of the Nominees or the Continuing Board Members or their immediate family members owned securities of the Investment Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Adviser.

INFORMATION PERTAINING TO THE BOARD OF EACH FUND

•	The Funds do not have a formal policy regarding Board Members' attendance at meetings of shareholders. The Board Members did not attend each Fund's most recent shareholder meeting (as applicable).
•	The Continuing Board Members and the Nominees of each Fund (who were Board Members at the time) attended at least 75% of the meetings of the Boards and committees of which they were a member held in the last fiscal year.
•	Each Board's audit, nominating, compensation and litigation committees met during the Funds' last fiscal years as indicated below:
Fund	Audit	Nominating	Compensation	Litigation
BNYMAD (8/31 fiscal year end)	4	1	1	0
BNYMAD (10/31 fiscal year end)	4	1	1	0
BNYMIF	4	1	1	0
BNYMIF V (10/31 fiscal year end)	4	1	1	0
BNYMIF V (12/31 fiscal year end)	4	1	0	0
BNYMIF VI	4	1	0	0
BNYMMIF	4	1	1	0
BNYMNJMBF	4	1	0	0
BNYMRGF	4	1	0	0
BNYMSIF	4	1	0	0
BNYMVIF	4	1	0	0
BNYMAF	4	0	0	0
BNYMOMSF	4	1	1	0
BNYMNYAFMBF	4	0	0	0
BNYMWGF	4	0	1	0
GMMF	4	0	0	0
GMMMF	4	0	0	0
GNYMMMF	4	0	0	0

Compensation Table. The amount of compensation paid to each Continuing Board Member for each Fund's last fiscal year, and the aggregate amount of compensation paid to such Continuing Board Member by all funds in the BNY Mellon Family of Funds for which the Continuing Board Member was a board member during 2022, was as follows:

Name of Continuing Board Member and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Board Member (**)

Joseph S. DiMartino
BNYMAD
(8/31 fiscal year end)	$29,950
(10/31 fiscal year end)	$42,623
BNYMAF	$48,742
BNYMIF	$44,820
BNYMIF V
(10/31 fiscal year end)	$9,295
(12/31 fiscal year end)	$7,709

Name of Continuing Board Member and Fund	Compensation from each Fund*	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Board Member (**)
BNYMIF VI	$3,248
BNYMMIF	$21,233
BNYMNJMBF	$3,939
BNYMNYAFMBF	$5,927
BNYMOMSF	$10,788
BNYMRGF	$16,744
BNYMSIF	$30,268
BNYMVIF	$9,442
BNYMWGF	$19,955
GMMF	$61,386
GMMMF	$16,968
GNYMMMF	$2,778
		$1,194,875 (95)

Peggy C. Davis
BNYMAD
(8/31 fiscal year end)	$23,960
(10/31 fiscal year end)	$34,098
BNYMAF	$38,994
BNYMIF	$35,856
BNYMIF V
(10/31 fiscal year end)	$7,436
(12/31 fiscal year end)	$6,168
BNYMIF VI	$2,598
BNYMMIF	$16,986
BNYMNJMBF	$3,151
BNYMNYAFMBF	$4,742
BNYMOMSF	$8,630
BNYMRGF	$13,397
BNYMSIF	$24,214
BNYMVIF	$7,554
BNYMWGF	$15,964
GMMF	$49,109
GMMMF	$13,575
GNYMMMF	$2,222
		$331,000 (34)

_______________________

* Amounts shown do not include expenses reimbursed to Continuing Board Members for attending Board meetings. Amounts shown also do not include the costs of office space and related parking, office supplies and secretarial services, which are paid by the Funds (allocated among the funds in the BNY Mellon Family of Funds based on net assets), which, in 2022, for the Funds ranged from $28 to $2,526 ($19,383 for all Funds).

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Continuing Board Member served as a board member in 2022.

PART II

Part II sets forth information regarding the officers of the Funds. Each officer of the Funds holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
DAVID DIPETRILLO President (2019)[2]	45	Vice President and Director of the Investment Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JAMES WINDELS Treasurer (2001)	64	Director of the Investment Adviser since February 2023; Vice President of the Investment Adviser since September 2020; and Director – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
PETER M. SULLIVAN Chief Legal Officer, Vice President and Assistant Secretary (2019)[3]	55	Chief Legal Officer of the Investment Adviser and Associate General Counsel of The Bank of New York Mellon Corporation since July 2021; Senior Managing Counsel of The Bank of New York Mellon Corporation from December 2020 to July 2021; and Managing Counsel of The Bank of New York Mellon Corporation from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JAMES BITETTO Vice President and Secretary (2005)[4]	57	Senior Managing Counsel of The Bank of New York Mellon Corporation since December 2019; Managing Counsel of The Bank of New York Mellon Corporation from April 2014 to December 2019; and Secretary of the Investment Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
DEIRDRE CUNNANE Vice President and Assistant Secretary (2019)	33	Managing Counsel of The Bank of New York Mellon Corporation since December 2021; Counsel of The Bank of New York Mellon Corporation from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
SARAH S. KELLEHER Vice President and Assistant Secretary (2014)	47	Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of The Bank of New York Mellon Corporation since September 2021; and Managing Counsel of The Bank of New York Mellon Corporation from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 123 portfolio) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JEFF S. PRUSNOFSKY Vice President and Assistant Secretary (2005)	58	Senior Managing Counsel of The Bank of New York Mellon Corporation. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
AMANDA QUINN Vice President and Assistant Secretary (2020)	38	Counsel of The Bank of New York Mellon Corporation since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
JOANNE SKERRETT Vice President and Assistant Secretary (2023)	51	Managing Counsel of The Bank of New York Mellon Corporation since June 2022, and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
NATALYA ZELENSKY Vice President and Assistant Secretary (2017)	38	Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of The Bank of New York Mellon Corporation from December 2019 to August 2021; Counsel of The Bank of New York Mellon Corporation from May 2016 to December 2019; and Assistant Secretary of the Investment Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
DANIEL GOLDSTEIN Vice President (2022)	54

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

Name and Position with Funds (Since)[1]	Age	Principal Occupation and Business Experience For Past Five Years
JOSEPH MARTELLA Vice President (2022)	46	Vice President of the Investment Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
GAVIN C. REILLY Assistant Treasurer (2005)	54	Tax Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SALVIOLO Assistant Treasurer (2007)	56	Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
ROBERT SVAGNA Assistant Treasurer (2002)	56	Senior Accounting Manager – BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.
JOSEPH W. CONNOLLY Chief Compliance Officer (2004)	66	Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Investment Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 106 portfolios) managed by the Investment Adviser.
Caridad M. Carosella Anti-Money Laundering Compliance Officer (2016)	55	Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Investment Adviser or an affiliate of the Investment Adviser.

________________

[1]	With respect to BNYMIF VI, Messrs. Windels and Svagna each has held his respective position since 2003.
[2]	President since January 2021; previously, Vice President.
[3]	Chief Legal Officer since July 2021.
[4]	Vice President and Secretary since 2018; previously, Vice President and Assistant Secretary.

The address of each officer of the Funds is 240 Greenwich Street, New York, New York 10286.

EXHIBIT B

The BNY MELLON Family of Funds

Nominating Committee Charter and Procedures

Organization

The Nominating Committee (the "Committee") of each fund in the BNY Mellon Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund and as Advisory Board Members (as defined below) of the Fund.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and
•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

B-1

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors and Advisory Board Members, the Committee may consider nominees for Independent Director recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o BNY Mellon Investment Adviser, Inc. Legal Department, 240 Greenwich Street, 18th Floor, New York, New York 10286. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify and/or conduct a background check with respect to Independent Director and/or Advisory Board Member candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Fund to pay the compensation of any search firm or other consultant engaged by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Advisory Board Members

The Committee may from time to time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Board Members"). An individual shall be eligible to serve as an Advisory Board Member only if that individual meets the requirements to be an Independent Director (subject to the Committee's evaluation of the factors set forth above for consideration of potential Director nominees) and does not otherwise serve the Fund in any other capacity. An Advisory Board Member shall not have voting rights with respect to matters pertaining to the Fund. Any Advisory Board Member shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Board Member subsequently may be appointed as an Independent Director, or nominated and elected as an Independent Director, at which time he or she shall cease to be an Advisory Board Member. Any Advisory Board Member may resign at any time.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

B-2

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	BY INTERNET: Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone vote.proxyonline.com

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME

ADDRESS

CITY, STATE, ZIP CODE

BY PHONE: Automated touch-tone voting is also available by calling and following the directions. (888) 227-9349
BY MAIL: Complete the reverse side and return in the postage-paid envelope provided. USPS Postage-Paid Envelope

“Put RIC and series/standalone fund name(s) here”

240 Greenwich Street

New York, NY 10286

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, OCTOBER 12, 2023

The undersigned shareholder of the Fund noted above, hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 14, 2023 at a Special Meeting of Shareholders to be held virtually at 9:30 a.m. Eastern time, on Thursday, October 12, 2023, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 12, 2023. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Form(s) of Proxy Card are available at HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP. Please see the Combined Proxy Statement or call (866) 796-7181 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free

(866) 796-7181. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Mail ID	CUSIP

PROXY CARD

“Put RIC and series/standalone fund name(s) here”

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, if joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holders on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	O	O	O
1. To elect five Board Members to the Board of the Fund:

1.) Francine J. Bovich
2.) Michael D. DiLecce
3.) Gina D. France
4.) Joan L. Gulley
5.) Nathan Leventhal

*To withhold authority to vote for one or more specific nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	BY INTERNET: Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone vote.proxyonline.com

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

**please call the phone number to the right for more information

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME

ADDRESS

CITY, STATE, ZIP CODE

BY PHONE: Automated touch-tone voting is also available by calling and following the directions. (888) 227-9349
BY MAIL: Complete the reverse side and return in the postage-paid envelope provided. USPS Postage-Paid Envelope

“Put RIC and series/standalone fund name(s) here”

240 Greenwich Street

New York, NY 10286

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, OCTOBER 12, 2023

The undersigned shareholder of the Fund noted above, hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on August 14, 2023 at a Special Meeting of Shareholders to be held virtually at 10:30 a.m. Eastern time, on Thursday, October 12, 2023, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 12, 2023. The Notice of Special Meeting of Shareholders, Combined Proxy Statement and Form(s) of Proxy Card are available at HTTPS://IM.BNYMELLON.COM/US/EN/INDIVIDUAL/RESOURCES/PROXY-MATERIALS.JSP. Please see the Combined Proxy Statement or call (866) 796-7181 for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Shareholders.

Questions? If you have any questions about how to vote your proxy or about the Special Meeting of Shareholders, please call toll-free

(866) 796-7181. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

Mail ID	CUSIP

PROXY CARD

“Put RIC and series/standalone fund name(s) here”

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, if joint owners, each shareholder should sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE FUND.

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instructions are given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the Proposal at the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holders on any other matter that may properly come before the Special Meeting of Shareholders, and at any and all adjournments and postponements thereof.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*

	O	O	O
1. To elect five Board Members to the Board of the Fund:

1.) Francine J. Bovich
2.) Michael D. DiLecce
3.) Gina D. France
4.) Joan L. Gulley
5.) Robin A. Melvin

*To withhold authority to vote for one or more specific nominees, check the “FOR ALL EXCEPT” box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

THANK YOU FOR CASTING YOUR VOTE

MAIL ID:	BAR CODE	CUSIP